UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 16, 2004



                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                       0-24097                 59-3396369
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


             450 South Orange Avenue                           32801
                 Orlando, Florida                           (Zip Code)
     (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Effective June 16, 2004, the board of directors of CNL Hospitality Properties, Inc. (the "Company") amended its redemption plan to reflect the redemption price per share of $9.50. The amended and restated redemption plan is attached as Exhibit A.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Not applicable.
       (b) Not applicable.
       (c) Exhibits.

           Exhibit No. 99.1   Amended and Restated Redemption Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CNL HOSPITALITY PROPERTIES, INC.



Dated: June 25, 2004                  By:/s/ Thomas J. Hutchison III
                                         -----------------------------------
                                         THOMAS J. HUTCHISON III
                                         Chief Executive Officer